EXHIBIT 10.45




                              MANAGEMENT AGREEMENT

     THIS MANAGEMENT AGREEMENT ("Agreement") is effective as of January 1, 2005 (the "Effective Date"), by and between AMERICAN LEISURE EQUITIES CORPORATION, a Florida corporation (the "Company"), and AROUND THE WORLD TRAVEL, INC., a
Florida  corporation  (the  "Manager").


                                    RECITALS

     A. The Manager has previously been the owner and operator of a travel services business (the "Business").

     B. The Company, the Manager and American Leisure Holdings Inc. ("AMLH") have entered into a certain Asset Purchase Agreement dated as of December 30, 2004 (the "Purchase Agreement"), pursuant to which the Company has acquired from the Manager the assets necessary to operate the Business.

     C. Pursuant to the terms of the Purchase Agreement, the Company and the Manager have agreed to enter into this Agreement, pursuant to which the Manager will manage the Business on behalf of the Company.

     D. All capitalized terms used in this Agreement shall have the meaning set forth in Section 10.01 of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement and the Purchase Agreement, the parties hereby agree as follows:


                                    ARTICLE I

                           MANAGEMENT OF THE BUSINESS
                           --------------------------

1.01     Management Responsibilities.
         ----------------------------

     (a) Manager shall, and Company hereby authorizes and engages Manager to, supervise, direct and control the management and operation of the Business on behalf of the Company in accordance with the terms and conditions of this Agreement.

     (b) Manager shall manage the Business in accordance with guidelines adopted by the Company from time to time (the "Guidelines").

     (c) The Manager will, subject to the terms of this Agreement, perform each of the following functions with respect to the Business.

          (i) Recruit, employ, supervise, direct and discharge the employees at the Business.

          (ii) Establish prices, rates and charges for services provided by the Business.

          (iii) Establish and revise, as necessary, administrative policies and procedures, including policies and procedures for the control of revenue and expenditures, for the purchasing of supplies and services, for the control of credit, and verify that the foregoing procedures are operating in a sound manner.

          (iv) Make payments on accounts payable and handle collections of accounts receivable.

          (v) Arrange for and supervise public relations and advertising for the Business.

          (vi) Prepare and deliver interim accountings, annual accounting, and such other information as is required by this Agreement and be available at reasonable times to discuss generally with Company the above-listed items as well as the operation of the Business.

          (vii) Obtain and keep in full force and effect, either in Manager's name or in Company's name; as may be required by applicable law any and all licenses and permits to the extent same is within the control of Manager (or, if same is not within the control of Manager, Manager shall use due diligence and reasonable efforts to obtain and keep same in frill force and effect).

     (d) The operation of the Business shall be under the supervision and control of Manager which, except as otherwise specifically provided in this Agreement, shall be responsible for the proper and efficient operation of the Business. In fulfilling its obligations under this Agreement, Manager shall act as a reasonable and prudent operator of the Business, having regard for the status of the Business and compliance with the Guidelines.

     (e) Manager will use its reasonable efforts to comply with and abide by all applicable Legal Requirements pertaining to its operation of the Business.

1.02     Employees. During the Term, all personnel employed at the Business
         ----------
shall be the employees of Manager. Manager shall appropriately supervise all personnel employed at the Business. Manager shall be responsible for hiring, promoting, transferring, compensating, supervising, terminating, directing and training all necessary personnel within the budgets approved by the Company.

1.03     Companies Right to Inspect.
         ---------------------------

     Company and its agents shall have access to all of the books and records of Manager related to the Business at any and all reasonable times.


                                   ARTICLE II

                                      TERM
                                      ----

2.01     Term.
         -----

     The "Term" of this Agreement shall begin on the Effective Date and shall continue until December 31,2005.


                                   ARTICLE III

                             COMPENSATION OF MANAGER
                             -----------------------

3.01     Management Fees.
         ----------------

     As compensation 1m its services under this Agreement, Manager shall be paid a monthly management fee (the "Management Fee") equal to ten per cent (10%) of the EBITDA revenues realized by the Business. The Management Fee will be paid monthly, on or before the twentieth (20th) day of each month for the preceding month. For purposes of this Agreement, the term "EBITDA" shall mean 'earnings before interest, depreciation and amortization'.

                                   ARTICLE IV

                               ACCOUNTING MATTERS
                               ------------------

4.01     Accounting and Distributions.
         -----------------------------

     Within twenty (20) days after the end of each month, Manager shall deliver an interim accounting (the "Monthly Statement") to Company showing all revenues and expenses of the Business, and all sources and uses of cash for the Business for the preceding month.

4.02    Books and Records.
        ------------------

     The Manager will maintain the books and records pertaining to operations at the Business on the accrual basis and in all material respects in accordance with the GAAP. The Company may at any time during Manager's normal business hours examine such records. The Company may, at its own expense, arrange for the books and records of the Business to be audited at any time. If any audit by the Company discloses an understatement of any amounts due the Company, Manager shall promptly pay the Company such amounts found to t s due, plus interest thereon (at the Prime Rate plus one percent (1%) per annum) from the date such amounts should originally have been paid. If any audit discloses that Manager has not received any amounts due it, the Company shall promptly pay the Manager such amounts. If the Company conducts an audit pursuant to the provisions of this Section 4.02, the Manager shall pay for the reasonable costs associated with conducting the audit if such audit discloses an underpayment to Company for any period of more than two percent (2%) of the amount that should have been paid Company for such period.

4.03     Accounts, Expenditures
         ----------------------

     (a) All funds derived from operation of the Business shall be deposited by Manager in bank accounts (the "Operating Accounts") established by the Company. All withdrawals from the Operating Accounts shall be made solely by James Tolzien and persons authorized by him. Reasonable petty cash funds may be maintained at the Manager's premises.

     (b) All payments made by Manager hereunder shall be made from the Operating Accounts. Manager shall not be required to make any advance or payment with respect to the Business except out of such funds.

4.04     Business Plan.
         --------------

     (a) Manager shall deliver to Company for its review and approval, within 35 days of the Effective Date, a preliminary draft of a business plan showing the estimated revenues and expenses for 2005. The preliminary business plan shall also include a forecast of working capital needs for 2005. Manager shall prepare the business plan in accordance with the Guidelines. The Company shall have thirty (30) days after receipt of the business plan to review and approve or object to the business plan, hi the event that the Company objects to the business plan, Manager will change the plan to accommodate the Company's objections.

     (b) Manager shall diligently operate the Business in accordance with the Business Plan and the Guidelines. It is understood, however, that the Business Plan is an estimate only and that unforeseen circumstances such as the costs of labor, material, services and supplies, casualty, operation of law, or economic and market conditions, may make adherence to the Business Plan impracticable, and Manager shall be entitled to depart therefrom due to causes of the foregoing nature. In the event that Manager determines that circumstances require that there be material changes in the Business Plan, Manager shall so notify Company.

4.05     Working Capital.
         ----------------

     Manager agrees that it will make reasonable efforts to minimize the amount of additional funds requested for working capital to the extent it is able to do so without detriment to the operation of the Business. All funds so advanced for working capital shall be utilized by Manager for the purposes of this Agreement. Upon Termination, Manager shall, except as otherwise provided in this Agreement, return the outstanding balance of the working capital to Company.

     Expenses.    The Manager will not incur any expenses for the Business
     ---------
except as contemplated by the Business plan or otherwise approved in writing by the Company.

                                    ARTICLE V

                         MAINTENANCE OF COMPANY PROPERTY
                         -------------------------------

5.01     Maintenance.
         ------------

     Manager shall maintain the Company's Property in good repair and condition. The cost of such maintenance shall be paid from revenues and shall be treated as an expense of the Business.

5.02     Ownership of Replacements.
         --------------------------

     All repairs, alterations, improvements, renewals or replacements to the Company's Property made pursuant to this Article V shall be the property of Company.

                                   ARTICLE VI

                                    INSURANCE
                                    ---------

6.01     Property Insurance.
         -------------------

During the Term, Manager shall procure and maintain the following:

     (a) Property insurance on the Company's Property against loss or damage by all risks as commonly covered by an "at-risk of physical loss" policy of insurance, in an amount not less than the full replacement cost of the Company's Property;

     (b) Such other property insurance as is customarily maintained by similar businesses.

6.02     Operational Insurance.
         ----------------------

During the Term, Manager shall procure and maintain the following:

     (a) Commercial general liability insurance against claims for bodily injury, death or property damage occurring on, in or in conjunction with the operation of the Business, and automobile liability insurance on vehicles operated in conjunction with the Business, with a combined single limit for each occurrence of not less than One Million Dollars ($1,000,000.00);

     (b) Workers' compensation coverage as may be required under applicable laws covering all of Manager's employees at the Business, and employer's liability insurance of not less than $1,000,000 Million Dollars ($1,000,000 per accident/disease;

     (c) Fidelity bond coverage in an amount not less than Five Hundred Thousand Dollars ($500,000 covering Manager's employees at the Business; and

     (d) Employment practices liability insurance covering all of Manager's employees at the Business, to the extent available at commercially reasonable rates and terms, in an amount not less than Five Hundred Thousand Dollars ($500,000);

     (e) Such other insurance in amounts as the Company, in its reasonable judgment, deems advisable for protection against claims, liabilities and losses arising out of or connected with the operation of the Business.

6.03     General Insurance Provisions.
         -----------------------------

     (a) All insurance described in Section 6.01 and Section 6.02 may be obtained through blanket insurance programs, provided that such blanket programs substantially fulfill the requirements specified herein. The blanket insurance programs may include deductibles or risk retention levels; however, the Business's responsibility for such deductibles or risk retention levels shall be limited to the Insurance Retention as defined in Section 6.04(c).

     (b) All insurance required under Section 6.01 and Section 6.02 shall be carried in the name of Manager. The insurance required under Section 6.01 and
Section 6.02(a) shall include Company, and any creditors specified by Company, in writing, as additional insureds or mortgagee as applicable. Any property losses covered by insurance obtained pursuant to Section 6.01 shall be payable to the respective patties as their interests may appear.

     (c) Manager shall deliver to Company certificates of insurance evidencing the insurance coverages required under Section 6.01 and Section 6.02 and any renewals thereof. All such certificates of insurance shall, to the extent obtainable, state that the insurance shall not be canceled or materially reduced without at least thirty (30) days' prior written notice to the certificate holder.

6.04     Costs and Expenses.
         -------------------

     (a) With respect to Section 6.01 and Section 6.02, all insurance premiums, costs and other expenses, including any Insurance Retention, shall be treated as expenses of the Business. Any losses and associated costs and expenses, that are uninsured shall be treated as a cost of insurance and shall also be treated as expenses of the Business.

     (b) "Insurance Retention" shall mean the insurance policy deductible; however for any insurance obtained through the blanket insurance programs, "Insurance Retention" shall mean the Business's per occurrence limit for any loss or reserve as established for the Business, which limit shall be the same as is applied to other similar Business participating in the blanket insurance programs, or such higher amount if mandated by the insurer for high hazard risks such as earthquake, flood and wind.

                                   ARTICLE VII

                                    DEFAULTS
                                    --------

7.01     Events of Default.
         ------------------

Each of the following shall constitute a "Default" under this Agreement.

     (a) The filing of a voluntary petition in bankruptcy or insolvency or a petition for reorganization under any bankruptcy law by either party, or the admission by either party that it is unable to pay its debts as they become due. Upon the occurrence of any Default by either party (referred to as the "defaulting parry") as described under this Section 9.01(a), said Default shall be deemed an "Event of Default" under this Agreement.

     (b) The consent to an involuntary petition in bankruptcy or the failure to vacate, within ninety (90) days from the date of entry thereof, any order approving an involuntary petition by either party. Upon the occurrence of any Default by either party as described under this Section 9.01(b), said Default shall be deemed an "Event of Default" under this Agreement.

     (c) The entering of an order, judgment or decree by any court of competent jurisdiction, on the application of a creditor, adjudicating either party as bankrupt or insolvent or approving a petition seeking reorganization or appointing a receiver, trustee, or liquidator of all or a substantial part of such party's assets, and such order, judgment or decree's continuing unstayed and in effect for an aggregate of sixty (60) days (whether or not consecutive). Upon the occurrence of any Default by either party as described under this
Section 9.01(c), said Default shall be deemed an "Event of Default" under this Agreement.

     (d) The failure of either party to make any payment required to be made in accordance with the terms of this Agreement, as of the due date as specified in this Agreement. Upon the occurrence of any Default by either party as described under this Section 9.01(d), said Default shall be deemed an "Event of Default" under this Agreement if the defaulting party fails to cure such Default within ten (10) days after receipt of written notice from the non-defaulting party demanding such cure.

     (e) The failure of either party to perform, keep or fulfill any of the other covenants, undertakings, obligations or conditions set forth in this Agreement, and the continuance of such default for a period of thirty (30) days after the defaulting party's receipt of written notice from the non-defaulting party of said failure. Upon the occurrence of any Default by either party as described under this Section 9.01(e)., said Default shall be deemed an "Event of Default" under this Agreement if the defaulting party fails to cure the Default within thirty (30) days after receipt of written notice from the non-defaulting party demanding such cure, or, if the Default is such that it cannot reasonably be cured within said thirty (30) day period of tune, if the defaulting party fails to commence the cure of such Default within said thirty (30) day period of time or thereafter fails to diligently pursue such efforts to completion.

7.02     Remedies.
         ---------

     Upon the occurrence of an Event of Default, the non-defaulting party shall have the right to pursue any one or more of the following courses of action: (1) if the Event of Default has a material adverse impact on the non-defaulting party, to terminate this Agreement by written notice to the defaulting party, which termination shall be effective as of the effective date which is set forth in said notice, provided that said effective date shall be at least thirty (30) days after the date of said notice; (2) to institute forthwith any and all proceedings permitted by law or equity including, without limitation (but subject to the provisions of Section 7.01 hereof), actions for specific performance and/or damages; and/or (3) to avail itself of the remedies described in Section 7.03.

7.03     Additional Remedies.
         --------------------

     (a) Upon the occurrence of a Default by either party under the provisions of Section 9.01(d)., the amount owed to the non-defaulting party shall accrue interest, at an annual rate equal to the Prime Rate plus three (3) percentage points, from and after the date on which the Default occurred.

     (b) The remedies granted under Section 7.02 and Section 7.03 shall not be in substitution for, but shall be in addition, to, any and all rights and remedies available to the non-defaulting party (including, without limitation, injunctive relief and damages) bv reason of applicable provisions of law or equity and shall survive Termination.


                                  ARTICLE VIII

                                   ASSIGNMENT
                                   ----------

8.01  Assignment. Manager shall not assign or transfer its interest in this
      -----------
Agreement without the prior written consent of Company. The Company may assign or transfer its interest in this Agreement at any time.


                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------

9.01     Relationship.
         -------------

     In the performance of this Agreement, Manager shall act solely as an independent contractor. Neither this Agreement nor any agreements, instruments, documents, or transactions contemplated hereby shall in any respect be interpreted, deemed or construed as making Manager a partner, joint venturer with, or agent of, the Company.

9.02     Gender.
         -------

     Any reference in this Agreement to any gender will include all genders and words used herein importing the singular number only will include the plural and vice versa.

9.03     Headings.
         ---------

     The division of this Agreement into Articles, Sections, Subsections AND other subdivisions and the insertion of headings are for convenience of reference only and will not affect or are utilized in the construction or interpretation of this Agreement.

9.04     Severability.
         -------------

     If any provision or covenant, or any part thereof, of this Agreement should be held by any governmental body to be invalid, illegal or unenforceable, either in whole or in part, then such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of the remaining provisions or covenants, or any part thereof, of this Agreement, all of which will remain in full force and effect.

9.05     Entire Agreement.
         -----------------

     This Agreement together with any documents to be delivered pursuant hereto constitute the entire agreement by and between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties in respect of such subject matter.

9.06     Amendment.
         ----------

     No amendment of this Agreement will be binding unless expressly provided in an instrument duly executed by the parties.

9.07    Waiver.
        -------

     No waiver, whether by conduct or otherwise, of any of the provisions of this Agreement will be deemed to constitute a waiver of any other provisions (whether or not similar) nor will such waiver constitute a continuing waiver unless otherwise expressly provided in an instrument duly executed by the parties.

9.08     Governing Law.
         --------------

     This Agreement will be interpreted and construed in accordance with the Laws of the State of Florida and the laws of the United States of America applicable therein. Any action, suit or proceeding relating to, arising out of, or in connection with this Agreement may be brought by any party against any other party in an appropriate Federal or state court located in Miami-Bade County, Florida. All parties hereby waive any objection to jurisdiction or venue in any such proceeding before said court.

9.09     Accounting  Principles.
         -----------------------

     Accounting terms not otherwise defined herein have the meanings given to them under Generally Accepted Accounting Principles ("GAAP").

9.10     Further Assurances.
         -------------------

     Each of the parties upon the request of any other party will do, execute, acknowledge and deliver or cause lo be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

9.11     Successors in Interest.
         -----------------------

     This Agreement and the provisions hereof will inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

9.12     No Third Party Beneficiaries.
         -----------------------------

     Except as provided herein, nothing in this Agreement is intended or shall be construed to give any Person (including employees of the parties), other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

9.13    Notices.
        --------

     Any notice, consent, authorization, direction or other communications required or permitted to be given hereunder will be in writing and will be delivered either by (a) personal delivery, (b) telex, telecopy or similar telecommunication device, or (c) sent to the parties at their respective addresses indicated herein by registered or certified mail, return receipt requested and postage prepaid, or by private overnight mail courier service, and addressed as follows:

in the case of the Manager, to it at:     1701 Ponce De Leon Blvd.
                                          Coral Gables, FL 33134
                                          Attn: President

with a mandatory copy to:                 Neale Poller, Esq.
                                          Camner, Lipsitz & Poller
                                          550 Biltmore Way, Suite 700
                                          Coral Gables, FL 33134
in the case of the Company, to it at:     2701 Spivey Lane
                                          Orlando, FL 32837

with a mandatory copy to:                 Alfred Smith, Esq.
                                          Shutts & Bowen
                                          1500 Miami Center,
                                          201 South Biscayne Blvd.
                                          Miami, TL 33131

     Any notice, consent, authorization, direction or other communication as aforesaid will be deemed to have been effectively delivered and received, if sent by telecopy or similar telecommunications device, on the business day next following such transmission; if personally delivered, on the date of such delivery; if sent by overnight courier, on the date of delivery; and if sent by U.S. mail, as of the date of delivery indicated on the receipt, or, if the recipient refuses delivery, as of the date of such refusal; provided, however, that if delivered by means other than personal delivery and the date of receipt is not a business day then it will be deemed to have been delivered and received on the business day next following such delivery. Any party may change its address for service by written notice given as aforesaid.

9.14    Counterparts.
        -------------

     This Agreement may be executed in one or more counterparts, each of which when so executed will be deemed an original, and such counterparts together will constitute one and the same instrument.

9.15     Actions to be Taken Upon Termination.
         -------------------------------------

Upon a Termination, the following shall be applicable:

     (a) Manager shall, within 30 days after Termination, prepare and deliver to Company a final accounting statement with respect to the Business, as more particularly described in Section 4.01 hereof, dated as of the date of Termination. Within 30 days of the receipt by Company of such final accounting statement the parties will make whatever cash adjustments are necessary pursuant to such finai statement. Manager and Company acknowledge that there may be certain adjustments for which the information will not be available at the time of the final accounting and the parties agree to readjust such amounts and make the necessary cash adjustments when such information becomes available; provided, however, that all accounts shall be deemed final as of the first (1st) anniversary of the effective date of Termination.

     (b) Manager shall make available to Company such books and records respecting the Business as will be needed by Company to prepare the accounting statements, in accordance with the GAAP, for the Business for the year in which the Termination occurs and for any subsequent year.

     (c) Manager shall (to the extent permitted by law) assign to Company or to the new manager all operating licenses and permits for the Business which have been issued in Manager's name.

     (d) Manager will permit the Company or its designee to offer employment to any or all of the employees of the Manager.

     (e) Manager shall peacefully surrender the Business to Company.

     The provisions of this Section 9.15 shall survive Termination.

9.16     Indemnification by the Manager.
         -------------------------------

     The Manager will indemnify and save harmless the Company and AMLH from and against any claims, demands, actions, causes of action, judgments, damages, losses (which will include any diminution in value), liabilities, costs or expenses (including, without limitation, interest, penalties and reasonable attorneys' and experts' fees and disbursements) (collectively, the "Losses") which may be made against them or which they may suffer or incur as a result of, arising out of or relating to:

     (a) any material breach, non-performance of or non-compliance with any covenant, agreement or obligation of the Manager pursuant to this Agreement;

     (b) any liabilities or obligations of the Business incurred by the Manager which were not authorized by the terms of this Agreement; and

     (c) any claims asserted by any third party arising from the operation of the Business by the Manager based upon or arising from the negligence or willful misconduct of the Manager or any of its officers, directors, employees or agents.

9.17    Indemnification by Company.
        ---------------------------

     The Company will indemnify and save harmless the Manager from and against any Losses which may be made against the Manager or which the Manager may suffer or incur as a result of, in respect of or arising out of:

     (a) any breach, non-performance of or non-compliance with any covenant, agreement or obligation of the Company under or pursuant to this Agreement; and

     (b) any liabilities of the Business incurred after the Effective Date, other than ;liabilities covered by Sections 9.17 (b) or (c) above.

                                    ARTICLE X

                               DEFINITION OF TERMS
                               -------------------

10.01     Definition of Terms
          -------------------

     The following terms when used in the Agreement and the Addendum attached hereto shall have the meanings indicated:

"Monthly Statement" shall have the meaning ascribed to it in Section 4.01(a).
 -----------------

"Affiliate" shall mean, as to any Person, any other Person that, directly
 ---------
or indirectly, Controls, is controlled by or is under common Control with such Person.

"Agreement" shall mean this Management Agreement between Company and Manager.
 ---------

"Business Plan" shall have the meaning ascribed to it in Section 4.04.
 -------------

"Control"  (and  any form thereof, such as "Controlling" or "Controlled by"
 -------
and "under common Control with") shall mean, with respect to any Person, (a) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, or (b) the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the voting securities, partnership interests, or limited liability company interests of a Person (whether through ownership of such interests, by contract, or otherwise).

"Default" shall have the meaning ascribed to it in Section 7.01.
 -------

"Effective Date" shall have the meaning ascribed to it in the Preamble.
 --------------

"Event of Default" shall have the meaning ascribed to it in Section 7.01
 ----------------

"Insurance Retention" shall have the meaning ascribed 10 ii in Section 6.04(c).
 -------------------

"Legal  Requirements"  shall  mean  any  federal, state or local law, cede,
-------------------
rule, ordinance, regulation or order of any governmental authority or agency having jurisdiction over the business or operation of the Business or the matters which are the subject of this Agreement, including, without limitation, the following: (i) any building, zoning or use laws, ordinances, regulations or orders; and (ii) Environmental Laws.

"Litigation"  shall  mean:  (i)  any  cause  of  action (including, without
----------
limitation, bankruptcy or other debtor/creditor proceedings) commenced in a federal, state or local court; or (ii) any claim brought before an administrative agency or body (for example, without limitation, employment discrimination claims).

"Manager"  shall have the meaning ascribed to it in the Preamble hereto or shall
-------
mean  any  successor  or  permitted  assign,  as  applicable.

"Operating Accounts" shall have the meaning ascribed to it in Section 4.03(a).
------------------

"Person"  means an individual (and the heirs, executors, administrators, or
------
other legal representatives of an individual), a partnership, a corporation, limited liability company, a government or any department or agency thereof, a trustee, a trust and any unincorporated organization.

"Prime Rate" shall mean the "prime rate" of interest announced from time to
----------
time  in the "Money Rates" section of the WALL STREET JOURNAL (Eastern Edition).

"Term" shall have the meaning ascribed to it in Section 2.01.
 ----

"Termination" shall mean the expiration or sooner cessation of this Agreement.
 -----------

"Trade Name" shall mean any name, whether informal (such as a fictitious name or
 ----------
d/b/a) or formal (such as the fill! legal name of a corporation or partnership) which is used to identify an entity.

"Trademark"  shall  mean  (i) the name and mark "Traveleaders" and (ii) any
 ---------
word,  name,  device,  symbol,  logo, slogan, design, brand, service mark, Trade
Name, other distinctive feature or any combination of the foregoing, whether registered or unregistered, and whether or not such term contains the "Traveleaders" mark, that is used in connection with the Business or by reason of extent of usage is associated with Business.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                              COMPANY:
                                              --------

                                              AMERICAN LEISURE EQUITIES
                                              CORPORATION
                                              By: /s/ Malcolm J. Wright
                                                  ---------------------
                                              Its: CEO
                                                  ---------------------
                                              Name: Malcolm J. Wright
                                                    -------------------


                                              MANAGER:
                                              --------

                                              AROUND THE WORLD TRAVEL, INC.
                                              By: /s/ James R. Tolzien
                                                  ---------------------
                                              Its: President
                                                  ---------------------
                                              Name: James R. Tolzien
                                                    -------------------